Exhibit 32

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is intended to accompany the Quarterly Report on Form 10-Q of Berkshire Bancorp Inc. (the "Company") for the period ended June 30, 2011, as filed with the Securities and Exchange Commission (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  The undersigned, in my capacity as set forth below, hereby certifies to the best of my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 8, 2011

/s/ Steven Rosenberg
Steven Rosenberg,
Chief Executive Officer, President
and Chief Financial Officer